Deloitte & Touche LLP Harborside Plaza 10, Suite 301 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 www.deloitte.com

August 29, 2024

Accelerated Assets, LLC 401 S. Old Woodward, Suite 450 Birmingham, Michigan 48009

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of timeshare loans in connection with the proposed offering of Accelerated 2024-1 LLC, Vacation Timeshare Loan Backed Notes, Series 2024-1.  Accelerated Assets, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Santander US Capital Markets LLC and Capital One Securities, Inc.  (collectively, with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

     Agreed-Upon Procedures

On July 29, 2024, representatives of Santander US Capital Markets LLC, on behalf of the Company, provided us with a timeshare loan listing, with respect to 8,265 timeshare loans (the “Timeshare Loan Listing”. At the Company’s instruction, we randomly selected 125 timeshare loans from the Timeshare Loan Listing (the “Selected Loans”).

Further, on August 13, 2024, representatives of the Company provided us with a computer-generated timeshare loan data file and related record layout containing data, as represented to us by the Company, as of the close of business July 31, 2024, with respect to 7,955 timeshare loans, including 118 of the 125 Selected Loans (the “Initial Statistical Data File”).  At the Company’s instruction, we randomly selected seven additional timeshare loans from the Initial Statistical Data File that were not Selected Loans (the “Subsequent Sample Loans”). The remaining 118 Selected Loans and the Subsequent Sample Loans are collectively and hereinafter referred to as the “Sample Loans.”

Additionally, on August 19, 2024, representatives of the Company provided us with supplemental data files (collectively, the “Supplemental Data File”) containing the first name, last name and resort name for each of the Sample Loans. We were instructed, by representatives of the Company, to append the Initial Statistical Data File with the corresponding information set forth on the Supplemental Data File.  The Initial Statistical Data File, as appended, is hereinafter referred to as the “Statistical Data File.”

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the timeshare loan characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.
Characteristics

1. Contract Number (for informational purpose only) 2. First Name 3. Last Name 4. Billing State 5. Sale Date 6. Net Purchase Price 7. Current Payment Amount 8. Interest Rate 9. Term	10. First payment date 11. Maturity date 12. Resort name 13. FICO Score 14. Last Payment Date 15. Next Payment Date 16. Loan Balance Amount 17. Pre-Authorized Checking (“PAC”)

We compared Characteristics 1. through 12. (as set forth on the Statistical Data File) to the corresponding information set forth on or derived from the Retail Installment Contract or Certificate of Completion (collectively, the “Contract”).

With respect to our comparison of Characteristic 13., for Sample Loans with a FICO score that is (i) less than 800 (as set forth on the Statistical Data File), we compared the FICO score to the corresponding information set forth on the “Credit Score Disclosure” or (ii) greater than or equal to 800 (as set forth on the Statistical Data File), we compared the FICO score to the corresponding information set forth on screen shots from Wyndham Destinations, Inc.’s (“Wyndham”) servicing system (the “Servicing System Screen Shots”).

We compared Characteristics 14. through 17. (as set forth on the Statistical Data File) to the corresponding information as set forth on Wyndham’s servicing system (the “Servicing System”).

For purposes of our procedures and at your instruction:

•
with respect to our comparison of Characteristic 4., for the Sample Loans indicated in Appendix A, we observed a difference with respect to the billing state set forth on the Statistical Data File, when compared to the billing state set forth on or derived from the Contract. For these Sample Loans, we were instructed to perform an additional procedure and compare the billing state set forth on the Statistical Data File, to the corresponding information set forth on the Servicing System Screen Shots;

•
with respect to our comparison of Characteristic 7., for the Sample Loans indicated in Appendix B, we observed a difference with respect to the current payment amount set forth on the Statistical Data File, when compared to the current payment amount set forth on the Contract. For these Sample Loans, we were instructed to perform an additional procedure and compare the current payment amount set forth on the Statistical Data File to the corresponding information set forth the Servicing System Screen Shots;

•
with respect to our comparison of Characteristic 8., for the Sample Loans indicated in Appendix C, we observed a difference with respect to the interest rate set forth on the Statistical Data File, when compared to the interest rate set forth the Contract. For these Sample Loans, we were instructed to perform an additional procedure and compare the interest rate set forth on the Statistical Data File to the corresponding information set forth on the Servicing System Screen Shots; and

•
with respect to our comparison of Characteristic 17., a Pre-Authorized Checking of (i) “C,” as set forth on the Statistical Data File, is deemed to be in agreement with a Pre-Authorized Checking of  “Autopay Credit VISA”, “Autopay Credit Mastercard”, “Autopay Credit AMEX” or “Autopay Credit Discover,” as set forth on the Servicing System, (ii) “P,” as set forth on the Statistical Data File, is deemed to be in agreement with a Pre-Authorized Checking of “Autopay ACH,” as set forth on the Servicing System, and (iii) “AUTOPAY_DEBIT_VISA,” as set forth on the Statistical Data File, is deemed to be in agreement with a Pre-Authorized Checking of “Autopay Credit VISA,” as set forth on the Servicing System.

Member of Deloitte Touche Tohmatsu Limited

The timeshare loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Loan Documents.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the timeshare loans underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the timeshare loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

August 29, 2024

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated August 29, 2024.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 4. for the following Sample Loans:

282400064
1702200729

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated August 29, 2024.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 7. for the following Sample Loans:

52400142
372301075
412302176
412302206
682302580
682400826
762300772
762301838
2202300873
2912300802

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated August 29, 2024.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 8. for the following Sample Loans:

52400142
372301075
412302176
412302206
682302580
682400826
762300772
762301838
2202300873
2912300802

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.